EXHIBIT 99

Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Orin C. Smith, president and chief executive officer, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Starbucks Corporation, and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s Audit Committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report on Form 10-K for the fiscal year ended September 30, 2001 of Starbucks Corporation, filed with the Commission on December 20, 2001;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Starbucks Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ Orin Smith

Orin C. Smith

Date: July 23, 2002

Subscribed and sworn to before me this 23rd day of July 2002.

/s/ Suzanne C. Sendroy

Notary Public My Commission Expires: 5/19/2005

Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Michael Casey, executive vice president and chief financial officer, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Starbucks Corporation, and, except as corrected or supplemented in a subsequent covered report:

•	no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

•	no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company’s Audit Committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a “covered report”:

•	Annual Report on Form 10-K for the fiscal year ended September 30, 2001 of Starbucks Corporation, filed with the Commission on December 20, 2001;

•	all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Starbucks Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

•	any amendments to any of the foregoing.

/s/ Michael Casey

Michael Casey

Date: August 5, 2002

Subscribed and sworn to before me this 5th day of August 2002.

/s/ Suzanne C. Sendroy

Notary Public My Commission Expires: 5/19/05